Exhibit 99.2

Logo Universal Hospital Services Service you can count on.sm UHOS Q2 2008 Earnings Teleconference August 14, 2008

2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; additional credit risks in increasing business with home care providers and nursing homes; impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and other Risk Factors as detailed in our Annual Report on Form 10-K/A for the year ended December 31, 2007 as well as our other filings with the Securities and Exchange Commission. This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

3 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 2008 growth has been driven primarily by strong Outsourcing volumes and competitive takeaways Financial Summary $ in Millions 2nd Quarter June YTD 2007 2008 % Chg 2007 2008 % Chg Revenue 65.6 $ 71.7 $ 9.3% 129.1 $ 147.1 $ 13.9% Adjusted EBITDA 22.8 $ 24.9 $ 9.3% 48.0 $ 54.1 $ 12.7%

4 Market Conditions History tells us: Economic downturns and increases in unemployment or uninsured negatively impact hospital census for several quarters Acute care spending eases in times of reimbursement or healthcare delivery model uncertainty US Economy Unemployment Americans without Healthcare Benefits Election Reimbursement Changes Delayed for our Customers M & A

5 Outlook UHS expects to continue its history of consistent performance even in difficult markets We continue to focus on our future with continued investment in: Training, Geographic Expansion, Equipment and Delivery Fleet Expansion, Sales and Operations Specialists and Clinical Solutions and Marketing UHS

6 Medical Equipment Outsourcing Technical and Professional Services Medical Equipment Sales and Remarketing Selected Income Statement Data Leverage and Liquidity Overview Revolver Breakout Estimated Guidance Financial Review

7 Expecting to be a steady performer through the rough waters of politics and the economy over the near term Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Adjusted EBITDA Track Record $20,000 $35,000 $50,000 $65,000 $80,000 $95,000 $110,000 2000 2001 2002 2003 2004 2005 2006 2007 2008E

8 Equipment Lifecycle Services RENTAL OF UHS-OWNED EQUPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for treatment of obesity RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET MANAGEMENT PARTNERSHIP PROGRAM (AMPP) On-site management to drive better equipment utilization (UHS people, technology & processes) Medical Equipment Outsourcing Trend Analysis Improved results are due to strong volumes across our nationwide footprint and growth in national account and Asset Management programs $ in Millions 2nd Quarter June YTD 2007 2008 % Chg 2007 2008 % Chg Revenues 50.6 $ 55.9 $ 10.6% 101.6 $ 115.3 $ 13.5% Medical Equipment Depreciation 12.9 15.5 19.9% 23.1 30.6 32.3% Gross Margin per GAAP 20.6 $ 19.9 $ -3.1% 44.8 $ 44.2 $ -1.4% Gross Margin % per GAAP 40.7% 35.6% 44.1% 38.3% FAS 141 Depreciation 1.4 3.6 1.4 7.2 Other FAS 141 Items 0.1 0.3 0.1 0.5 Total FAS 141 Impact 1.5 3.9 1.5 7.7 Gross Margin Pre-FAS 141 22.1 $ 23.8 $ 7.8% 46.3 $ 51.9 $ 12.1% Gross Margin % Pre-FAS 141 43.7% 42.6% 45.6% 45.1%

9 TECHNICAL SERVICES Maintain & Repair Customer-own ed Equipment: • Non-resident, respons ebas ed / sc heduled Biomedical Services • Resi dent Biomedic al Programs • Manufacturer Services PROFESSIONAL SERVICES Technolog y baseline assessments Vendor neutral Capital Planning Services Product c omparison research and reports Equipment produc t of choice Equipment utilization studies Technical and Professional Services Trend Analysis The bulk of 2008 revenue growth is related to the April 1, 2007 acquisition of the ICMS division of Intellamed Gross Margin % declined in 2008 due to higher third party vendor costs related to the acquisition of the assets of the ICMS division of Intellamed $ in Millions 2nd Quarter June YTD 2007 2008 % Chg 2007 2008 % Chg Revenues 10.4 $ 11.5 $ 11.2% 18.4 $ 23.4 $ 27.0% Gross Margin per GAAP 3.1 $ 2.7 $ -11.4% 5.8 $ 6.1 $ 5.0% Gross Margin % per GAAP 29.4% 23.4% 31.4% 25.9%

10 Trend Analysis Gross Margin % and overall results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business Trade Desk serves as a big support function for the rest of our businesses ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Medical Equipment Sales and Remarketing $ in Millions 2nd Qua rter June YTD 2007 2008 % Chg 2007 2008 % Chg Revenues 4.6 $ 4.2 $ -9.0% 9.1 $ 8.5 $ -7.5% Gross Margin per GAAP 0.8 0.9 27.4% 1.6 1.7 11.6% Gross Margin % per GAAP 16.1% 22.6% 17.1% 20.7% Total FAS 141 Items 0.1 0.2 0.1 0.5 Gross Margin Pre -FAS 141 0.9 $ 1.1 $ 27.9% 1.7 $ 2.2 $ 30.2% Gross Margin % Pre-FAS 141 19.2% 27.0% 18.7% 26.3%

11 Refer to Appendix for reconciliation of Cash SG&A to SG&A, and Adjusted EBITDA to Cash Flows from Operations Selected Income Statement Data $ in Millions 2nd Quarter June YTD LTM 2007 2008 % Chg 2007 2008 % Chg June 2008 Consolidated Revenues 65.6 $ 71.7 $ 9.3% 129.1 $ 147.1 $ 13.9% 282.0 $ Gross Margin per GAAP 24.4 23.6 52.1 52.0 94.7 FAS 141 Impact 1.6 4.1 1.7 8.2 17.5 Pre-FAS 141 26.0 $ 27.7 $ 6.2% 53.8 $ 60.2 $ 12.0% 112.2 $ % of Revenues 39.7% 38.6% 41.7% 40.9% 39.8% Cash SG&A 15.0 $ 15.7 $ -4.7% 28.8 $ 31.8 $ -10.4% 61.1 $ % of Revenues 24.2% 22.0% 22.3% 21.6% 21.7% Adjusted EBITDA 22.8 $ 24.9 $ 9.3% 48.0 $ 54.1 $ 12.7% 101.6 $ % of Revenues 34.7% 34.7% 37.2% 36.8% 36.0%

12 Available Liquidity = $94 6/30/08 Borrowing Base $135 LOCs = $1 Leverage & Liquidity Overview – June 30, 2008 $ in Millions Loan Balance = $40 Swapped to all-in fixed rate of 9.07% through 6/1/2012 Refer to Appendix for reconciliation of LTM Adjusted EBIDTA 8.50% PIK Notes 230.0 $ Floating Rate Notes 230.0 10.125% Notes 9.9 Revolver 40.0 Capitalized Leases 8.4 Cash on Hand (0.4) Net Debt at 6/30/08 517.9 $ + Accrued Interest 3.9 Net Debt & Accrued Interest 521.8 $ LTM June 2008 Adj EBITDA 101.6 $ Leverage 5.1x

13 Revolver Breakout ( $ in Millions) Balance 12/31/07 $19.5 Capital Expenditures $42.9 Capital Lease Payments Interest Paid $22.2 Adj. EBITDA $(54.1) Other * $7.4 Balance 6/30/08 $40.0 * Primarily related to working capital changes $2.1

14 $72.2 $95.5 2007 A Wild Cards: IDN AMPP signings and heavy spending for our new customers ~ $70 Net Accrual Capex $105 - $108 2008 E Hospital Admissions / Unemployment Customer Takeaways Resident Program Signings Continued heavy investing in our growth platform Adjusted EBITDA (pre-FAS 141 and other adjustments) Key Drivers Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex 2008 Estimated Guidance ($ millions) We are not changing guidance this Quarter; however, historical trends tell us to expect a softening of hospital admissions along with economic slowdowns. We’ll be watching this trend closely as it could put pressure on the lower end of our range.

15 Appendix Selected Reconciliations EBITDA Reconciliation: Q2 2008 and YTD 2008 EBITDA Reconciliation: 2000 – LTM June 2008 Depreciation and Amortization Reconciliation Other Reconciliations

16 Selected Reconciliations $ in Millions 2nd Quarter June YTD LTM 2007 2008 2007 2008 June 2008 Gross Margin FAS 141 Impact Depreciation 1.5 3.6 1.5 7.2 14.4 Inventory Adjustment 0.1 - 0.1 - 0.1 Occupancy - 0.1 - 0.1 0.2 Fixed Asset Disposals 0.1 0.4 0.1 0.9 2.7 Total Gross Margin FAS 141 Impact 1.7 $ 4.1 $ 1.7 $ 8.2 $ 17.4 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 19.5 21.7 35.3 43.6 85.7 Option Expense 2003 Stock Option Program (0.8) - (1.3) - - 2007 Stock Option Program (0.4) (0.6) (0.4) (1.2) (3.3) - Depreciation & Amortization (Intangibles) (1.6) (0.7) (2.8) (1.5) (3.1) FAS 141 Depreciation & Amortization (1.4) (4.2) (1.4) (8.3) (16.8) Other FAS 141 Impact - (0.1) - (0.2) (0.4) Management, Board, & Strategic Fees (0.3) (0.4) (0.6) (0.6) (1.0) Cash SG&A 15.0 15.7 28.8 31.8 61.1 Company Sale/Restructuring 2003 Stock Option Program Expense 6.7 - 6.7 - - Accounting, Legal & Investment Banking Advisory Fees 8.8 - 9.3 - 0.2 Severanc e/Relocation 0.9 - 0.9 - 0.1 Bridge Commitment Fee 3.5 - 3.5 - - Fees to BSMB 6.5 - 6.5 - - Total Company Sale/Restructuring 26.4 $ - $ 26.9 $ - $ 0.3 $ Loss on Extinguishment of Debt 23.4 $ - $ 23.4 $ - $ - $

EBITDA Reconciliation

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	2nd Quarter		June YTD	
	2007	2008	2007	2008
Net Cash provided by Operating Activities	$ (11.0)	$ 9.4	$ 8.3	$ 28.3
Changes in Operating Assets and Liabilities	5.0	4.5	2.5	3.2
Other and Non-Cash Expenses	(30.2)	1.4	(31.3)	2.0
Income Tax Expense	(1.3)	(3.9)	(1.1)	(5.9)
Interest Expense	9.5	11.9	17.6	23.5
EBITDA	(28.0)	23.3	(4.0)	51.1
Management, Board, & Strategic Fees	0.3	0.4	0.6	0.6
Gain on Sale of Minneapolis District Office	(0.7)	-	(0.7)	-
Stock Option Expense	1.2	0.6	1.6	1.2
FAS 141 Impact	0.2	0.6	0.2	1.2
Loss on Extinguishment of Debt	23.4	-	23.4	-
Transaction and Related Costs	26.4	-	26.9	-
Adjusted EBITDA	$ 22.8	$ 24.9	$ 48.0	$ 54.1

17

UHS

EBITDA Reconciliation: 2000 – LTM Q2 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, gain on sale of Minneapolis district office, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	2000	2001	2002	2003	2004	2005	2006	2007	LTM June 2008
Net Cash provided by Operating Activities	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 49.8
Changes in Operating Assets and Liabilities	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	7.4
Other and Non-Cash Expenses	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	4.8
Income Tax Expense	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(14.5)
Interest Expense	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.1
EBITDA	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	93.6
Recapitalization, company sale, stock compensation and severence expenses	-	1.6	10.1	14.4	-	-	-	27.2	0.3
Terminated IPO Expenses	-	1.2	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	13.3	-	-	-	23.4	-
Financing and Reorganization Charges	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ 0.3
Management, Board, & Strategic Fees	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.0
Gain on Sale of Minneapolis District Office	-	-	-	-	-	-	-	(0.7)	-
Stock Option Expense	-	-	-	-	-	-	1.7	3.7	3.3
FAS 141 Impact								2.4	3.4
Adjusted EBITDA	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$ 101.6
Total Revenue	$ 106.0	$ 125.6	$ 153.8	$ 171.0	$ 199.6	$ 215.9	$225.1	$ 264.0	$ 282.0

18

19 Depreciation & Amortization Reconciliation $ in Millions 2nd Quarter June YTD LTM 2007 2008 2007 2008 June 2008 Medical Equipment Depreciation 11.5 $ 11.9 $ 21.7 $ 23.4 $ 46.1 $ FAS 141 Medical Equipment Depreciation 1.4 3.6 1.4 7.2 14.4 Total Medical Equipment Depreciation 12.9 15.5 23.1 30.6 60.5 . Other Gross Margin Depreciation 1.1 1.1 2.1 2.2 4.4 FAS 141 Other Gross Margin Depreciation - - - - 0.1 Total Other Gross Margin Depreciation 1.1 1.1 2.1 2.2 4.5 Gross Margin Depreciation 12.6 13.0 23.8 25.6 50.6 FAS 141 Gross Margin Depreciation 1.4 3.6 1.4 7.2 14.5 Total Gross Margin Depreciation 14.0 16.6 25.2 32.8 65.1 Selling, General, and Admin Depreciation 0.7 0.7 1.6 1.5 3.2 FAS 141 Selling, General, and Admin Depreciation 0.1 0.2 0.1 0.3 0.6 Total Selling, General, and Admin Depreciation 0.8 0.9 1.7 1.8 3.8 Amortization of Intangibles 0.8 - 1.2 - - FAS 141 Amortization of Intangibles 1.3 4.0 1.3 8.0 16.1 Total Amortization of Intangibles 2.1 4.0 2.5 8.0 16.1 Total Depreciation and Amortization 16.9 $ 21.5 $ 29.4 $ 42.6 $ 85.0 $

20 Appendix – Other Reconciliations ACCRUAL CAPEX RECONCILIATION $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 LTM June 2008 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 76.1 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - - MME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (4.1) + MME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 3.5 Accrual Capex 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 75.5 $ Acquisitions Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ UHS by Parent - - - - - - - (335.1) - Other - (7.8) - (1.9) (15.1) (1.1) - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $